UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 17, 2026
QVC GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Wilson Dr.
West Chester, Pennsylvania 19380
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (484) 701-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A common stock	QVCGA	The Nasdaq Stock Market LLC
Series B common stock	QVCGB	OTCID Basic Market
8.0% Series A Cumulative Redeemable Preferred Stock	QVCGP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Nasdaq Delisting Determination — QVC Group, Inc.

As previously disclosed in the Current Report on Form 8-K filed by QVC Group, Inc. (the “Company”) on April 16, 2026, the Company and certain of its affiliates, including QVC, Inc. (collectively, the “Company Parties”), filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

On April 17, 2026, the Company received a written notice (the “Nasdaq Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, pursuant to Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq has determined to delist the Company’s Series A common stock (Nasdaq: QVCGA) and 8.0% Series A Cumulative Redeemable Preferred Stock (Nasdaq: QVCGP) (collectively, the “QVC Group Listed Securities”) from Nasdaq. Pursuant to the Nasdaq Notice, Nasdaq’s determination was based on (i) the filing of the Chapter 11 Cases and associated public interest concerns raised thereby, (ii) concerns regarding the residual equity interest of existing listed securities holders and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq.

Pursuant to the Nasdaq Notice, trading of the QVC Group Listed Securities will be suspended at the opening of business on April 24, 2026, and a Form 25-NSE will be filed with the SEC, which will remove the QVC Group Listed Securities from listing and registration on Nasdaq. The Company has the right to appeal Nasdaq’s delisting determination pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. The Company does not intend to appeal this determination.

The Company does not expect the Nasdaq delisting to affect the Company Parties’ business operations or the Chapter 11 Cases. The Company anticipates that following suspension from trading, its capital stock will commence trading on one of the markets operated by OTC Markets Group. The Company can provide no assurance that the capital stock will commence or continue to trade on this market, whether broker-dealers will continue to provide public quotes of the capital stock on this market, whether the trading volume of the capital stock will be sufficient to provide for an efficient trading market or whether quotes for the capital stock will continue on this market in the future.

Separately, on April 17, 2026, the Company was notified by OTC Markets Group that, due to the Company’s bankruptcy filing, the Company’s Series B common stock (OTCQB: QVCGB) is being moved from the OTCQB Venture Market to the OTCID Basic Market, effective prior to market open on April 20, 2026. The downgrade to the OTCID Basic Market reflects the Company’s current status under the Bankruptcy Code and does not affect the Company Parties’ business operations or the Chapter 11 Cases.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities now and during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of the Company’s capital stock, including its Series A common stock, Series B common stock and 8.0% Series A Cumulative Redeemable Preferred Stock, will not receive distributions in the Chapter 11 Cases, and that all such interests will be cancelled under our "prepackaged" Chapter 11 plan of reorganization for no consideration.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company’s expectations with respect to operating in the normal course, the Chapter 11 Cases process (including the Company’s ability to successfully emerge from the process and the timing thereof) and the delisting of the QVC Group Listed Securities from the Nasdaq and OTCQB Venture Market, respectively. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s restructuring process, on the Company’s liquidity and results of operations (including the availability of operating capital during the pendency of the Chapter 11 Cases); objections to the Company’s restructuring process or other pleadings filed that could protract the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases, and the outcome of the Chapter 11 Cases in general; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; the impact of the delisting of the QVC Group Listed Securities from the Nasdaq and the downgrade of the

Company’s Series B common stock from the OTCQB Venture Market to the OTCID Basic Market; the Company’s ability to comply with the restrictions imposed by the terms and conditions of certain financing arrangements; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; and employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties. These forward-looking statements speak only as of the date of this Current Report, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including the most recent Form 10-K, for additional information about the Company and about the risks and uncertainties related to the Company’s business, which may affect the statements made in this Current Report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 20, 2026

QVC GROUP, INC.

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Secretary
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